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                                                                    EXHIBIT 23.2




                         INDEPENDENT AUDITOR'S CONSENT



        We consent to the incorporation by reference in Registration Statement Nos. 333-57856, 333-65317, 333-25827, 333-04745 and 333-64062 of Humboldt
Bancorp on Form S-8 of our report, dated January 12, 2001, appearing in this Annual Report on Form 10-K of Humboldt Bancorp for the year ended
December 31, 2002.

                                                        /s/ Richardson & Company

Sacramento, California
March 26, 2003